EATON VANCE EMERGING MARKETS DEBT FUND
Supplement to
Prospectus, Summary Prospectus and Statement of Additional Information dated June 1, 2022

After the close of business on October 25, 2022, the Fund will discontinue all sales of its shares, except shares purchased by: (1) existing shareholders (including shares acquired through the reinvestment of dividends and distributions); (2) qualified retirement plans; or (3) fee-based programs (a) sponsored by financial intermediaries for which investment decisions are made on a centralized basis at the discretion of the firm (e.g., model portfolios managed by a firm or its investment committee) and (b) that have selected the Fund not later than the close of business on October 25, 2022, as applicable. Sales of Fund shares may be further restricted.

October 11, 2022	41366 10.11.22